Exhibit 10.3








                                        January 8, 1997





Mark A. Smith, President
LoTayLingKyur, Inc.
Dorje Dzong
1345 Spruce St., Suite I
Boulder, CO 80302

Dear Mr. Smith:

BionSoil, Inc. ("BSI") and Bion Environmental Technologies,  Inc.
("Biet") hereby accept the terms of the loan from LoTayLingKyur, Inc. ("LTLK") on the terms and conditions outlined in your letter of January 8, 1997 (attached hereto as Exhibit 1).


                                        Very truly yours,

                                         /s/ Jon Northrop

                                        Jon Northrop
                                        Chief Executive Officer